UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 28, 2006
(Date of earliest event reported)

_________________________

TRANSACTION SYSTEMS ARCHITECTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

224 South 108th Avenue,
Omaha, Nebraska 68154
(Address of principal executive offices, including zip code)

(402) 334-5101
(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure, Election, or Appointment of Directors or Officers.

On September 13, 2006, Transaction Systems Architects, Inc. (the “Company”) issued a press release announcing the appointment of Henry C. Lyons, age 43, as its Senior Vice President and Chief Financial Officer, effective September 18, 2006. The Company’s Board of Directors appointed Mr. Lyons to this position at a meeting held on August 28, 2006, subject to certain conditions, including Mr. Lyons’ acceptance of the position. Mr. Lyons served from April 2004 to the present as Chief Financial Officer for Discovery Systems, a business unit of GE Healthcare Biosciences, Inc. From April 2001 to April 2004, Mr. Lyons was employed by Amersham Biosciences, Inc. (which was acquired by GE Healthcare in 2004) as Corporate Controller of the Biosciences division and then as Vice President of Finance of the Discovery Systems segment. Prior to joining Amersham Biosciences, Inc., Mr. Lyons held various positions with W.R. Grace & Company and Ernst & Young.

Mr. Lyons’ employment will be at-will. He will receive a salary of $275,000 per year, an on-target annual bonus opportunity of $225,000 through participation in the Company’s Management Incentive Compensation Plan, and an upfront one time bonus of $133,730. Mr. Lyons will also receive a stock option award for 100,000 shares of the Company’s common stock, which award will vest annually over a four-year period commencing with the first anniversary of the date of grant and shall otherwise be governed by the terms and conditions of the Company’s option agreements and plans. Mr. Lyons will also be entitled to participate in the Company’s long-term incentive plan, which provides annual grants of equity awards, and receive other employee benefits and perquisites provided to similarly situated employees of the Company.

David R. Bankhead, the Company’s current Chief Financial Officer, will continue with the Company and serve as a Senior Vice President.

Item 7.01. Regulation FD Disclosure.

On September 13, 2006, the Company issued a press release announcing the appointment of Henry C. Lyons as its Senior Vice President and Chief Financial Officer. A copy of the Company’s press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information (including the exhibit hereto) is being furnished under “Item 7.01 - Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 -- Press release dated September 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSACTION SYSTEMS ARCHITECTS, INC.
Date: September 13, 2006	By:	/s/ Dennis P. Byrnes
Dennis P. Byrnes Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 13, 2006.